Exhibit 99.2

 BSVN  Q2 2022  EARNINGS RELEASE  July 27, 2022

 1  BSVN – Corporate Overview  All data as of June 30, 2022, unless indicated otherwise.  (1) Core loans is a non-GAAP financial measure and is defined as total loans less PPP loans of $9.9 and $14.2 million for June 30 and March 31, 2022 respectively  Positioned in dynamic markets, with a commercial banking emphasis that delivers services via a branch-lite model  Experienced and talented bankers focused on high-touch personalized service  Disciplined credit culture that adheres to a robust risk management framework resulting in excellent credit quality and a history of low loan losses  Shareholder alignment due to 59% insider ownership   Continued focus on organic growth in our geographic footprint, while pursuing strategic acquisitions  Consistently ranked by S & P Global Market Intelligence as one of the Top Performing Community Banks in the United States

 2  Q2 Overview  All data as of June 30,2022, unless indicated otherwise.  Core loans is a non-GAAP financial measure and is defined as total loans less PPP loans of $9.9 million  Record Loan Growth  Increased core loans by a record $94.78 million or 9.05% – our bankers continue to perform at a high level, and we benefit from being located in a dynamic part of the country   Margin Improvement  Net interest margin increased by 13 bps – attributable to our record loan growth and asset sensitive balance sheet  Successful Acquisition Integration  Record Net Income, EPS and PPE  Successfully completed the system conversion of Cornerstone Bank  Continued success blending Cornerstone Bank into Bank7, both operationally and culturally  The acquired deposit base has grown since closing  Record net income of $7 million, an $833,000 increase or 13.47% on a linked quarter basis  Record EPS of $0.76, a $0.09 increase or 13.43% on a linked quarter basis  Record PPE of $9.5 million, a $1.05 million increase or 12.32% on a linked quarter basis

 Dollars are in millions.   Financial data is as of or for the twelve months ended December 31 of each respective year and as of or for the three months ended March 31 and June 30, 2022.  Pro Forma 2019 is a non-GAAP financial measure which adds back the one-time, extraordinary compensation expense related to the non-cash executive stock transaction that took place during the period. See 2019 Pro Forma Net Income reconciliation table for detailed calculation of this measure.  Pro Forma noninterest expense to average assets in a non-GAAP financial measure. See appendix for reconciliation to their most comparable GAAP measure.  12.3% increase QoQ  Robust and Consistent Growth  PPE(1)  Total Assets  3  $26.8  Pro Forma  Record PPE of $9.5 million, an increase of 12.32% on a linked quarter basis - Our high level of PPE is achieved in part due to our strategy of running lean, and having excellent team members who excel at providing services and solutions utilizing our technology and processes  Maximizing Our Employee Base(1)   3.56%  Actual  Pro Forma  CAGR Since 2016: 17.5%

 2.51%  Pro Forma  Pro Forma  Reliable Top Performer  Return on Average Assets (1)(2)  Return on Average Tangible Common Equity (1) (2)  Dollars are in millions  Financial data is as of or for the twelve months ended December 31 of each respective year and as of or for the three months ended March 31 and June 30, 2022  Profitability metrics are tax-adjusted as if the Company were a C Corporation at the estimated tax rates for the respective periods.   Pro Forma YTD ROAA, ROATCE and efficiency ratio are non-GAAP financial measures, see Appendix for reconciliation to the most comparable GAAP measures for these metrics.  Efficiency Ratio (2)  ROATCE was 23.51% for Q2, a 12.65% increase compared to Q1  As expected, our Q4 2021 acquisition of Cornerstone Bank caused a temporary decline in our ROAA and a slight increase in our efficiency ratio. Both metrics improved during Q2 and we anticipate a return to our historical ranges as we move forward  4  38.3%  20.9%  Pro Forma  5 - year average: 21.9%  5 - year average: 2.33%

 5  Exceptional Earnings Capital Growth  Tangible Book Value Per Share  Dollars are in thousands, except for per share data   (Pro Forma 2019 is a non-GAAP financial measure which adds back the one-time, extraordinary compensation expense related to the non-cash executive stock transaction that took place during the period. See 2019 Pro Forma Net Income reconciliation table for detailed calculation of this measure.  CAGR since 2018 = 13.7%  Diluted Earnings Per Share  (1)  Pro Forma  13.4% increase  TBV increased despite two factors:  -Spent $0.85 per share for our all-cash acquisition in Q4 2021  -$0.86 per share impact due to the AOCI unrealized loss from investments  $ 0.81  Record EPS of $0.76, a 13.43% on a linked quarter basis increase - further illustrating the strength of our earnings

 Well Positioned for a Rising Rate Environment  Loan Portfolio Repricing Reinforces Benefit of Asset Sensitivity  Dollars are in millions.  Financial data is as of or for the six months ended June 30, 2022  Fixed rate loans are defined as loans that reprice in more than 1 year   6  (1)  ($778.9m are daily floaters)

 Net Interest Margin  Financial data is as of or for the six months ended June 30, 2022 and as of or for the twelve months ended of each respective year.  Net interest margin (excluding loan fee income) is a non-GAAP financial measure, see Appendix for reconciliation to the most comparable GAAP measure for this metric.  Net Interest Margin  Due to our asset sensitive balance sheet and strong loan growth, net interest margin improved on a linked quarter basis  7

 Loan Portfolio Distribution  Dollars are in millions. Data as of June 30, 2022.  Gross Loan Portfolio Composition by Purpose Type  8

 9  Allowance for Loan Losses to Total Loans  Asset Quality   (1) “Total Loans” excludes $44.9 million, $18.7 million and $9.9 million in PPP loans for YE 2020 , 2021 and Q2 2022, respectively. With PPP loans included, ratio is 1.15%, 1.00% and 0.94%, respectively.   Energy Portfolio as a % of Total Loans  (1)  Nonperforming Assets to Total Loans  Continued improvement in NPA levels after peaking in Q3 2020. Currently at 0.83% and concentrated 71% in a single credit   Although our overall energy exposure has declined, the recent increase is due to us staying active in the energy space. We currently have a high quality and robust deal pipeline, carrying favorable pricing and lending terms  We continue to benefit from the growth of our diverse, broad, and deep loan portfolio   ALLL level remains acceptable as NPA levels have quickly reduced after peaking in 2020  5 - year average: 15.0%  (1)

 Hospitality Loan Portfolio Detail  10  Dollars are in millions except per room data. Data as of June 30, 2022.  (1) Eight properties under construction are excluded from operating property count  Hotel Portfolio Exposure by Class  Portfolio Metrics – 35 Operating Properties  Blue collar portfolio that is well-protected by the “cycle-down” effect of a recession   Geographically concentrated in TX (84%) and other markets with favorable economic conditions  Loans personally guaranteed by experienced owner/operators with operating history spanning decades of economic cycles  Diversified lending to many reputable brands  Consistent underwriting fundamentals with disciplined equity requirements, debt coverage ratio requirements, personal recourse, and rapid amortization  (1)

 11  Earnings-driven cushion far exceeds regulatory capital minimums as illustrated over a two-year period, consistent with DFAST parameters(1)  Dollars are in thousands  The above assumes no cash dividends and is simply an illustration and should not be considered a projection or forward-looking guidance of any kind.   DFAST = Dodd-Frank Act Stress Test.  Excess capital to target ratio expressed in % is the difference between the actual ratio and regulatory minimum divided by the regulatory minimum.  Excess capital to target ratio expressed in $ is the excess capital % multiplied by either average assets or risk-weighted assets, assuming a static balance sheet over the next 24 months.   Trailing twelve months PPE of $35.6 million extrapolated over two years.   Earnings-driven Capital Shock-absorption

 Deposit Composition  Historical Deposit Growth  Deposit Composition as of June 30, 2022  Total deposits of $1.4 billion, a $62.4 million increase or 4.9% on a linked quarter basis  Dollars are in millions.  Financial data is as of or for the six months ended June 30, 2021 and 2022 and as of or for the twelve months ended of each respective year.  (1) We define core deposits as deposits obtained directly from the depositor and exclude deposits obtained from listing services and brokered deposits that are obtained through an intermediary.  Core Deposits(1)  12  CAGR since 2017 = 18.6%

 Appendix

 14  Bank7 Corp. Financials  Net income and earnings per share are tax-adjusted as if the Company were a C Corporation at the estimated tax rates for the respective periods. EPS calculation is based on diluted shares. Combined federal and state effective tax rate for the three months ended June 30, and March 31, 2022 of 24.5%.  Represents a non-GAAP financial measure. See non-GAAP reconciliations table for reconciliation to most comparable GAAP measure for this metric.   All pro forma amounts relate to the one-time, non-cash executive stock transfer which occurred in September 2019. These amounts remove the compensation and related tax impact from net income. See detail and reconciliation on slide 18 of this presentation.

 15  Bank7 Corp. Performance Ratios  Return on average assets and shareholders’ equity are tax-adjusted as if the Company were a C Corporation at the estimated tax rates for the respective periods.  Efficiency ratio is calculated by dividing noninterest expense by the sum of net interest income on a tax equivalent basis and noninterest income.     Represents a non-GAAP financial measure, see non-GAAP reconciliations table for reconciliation to the most comparable GAAP measure for this metric.   Ratios are based on Bank level financial information rather than consolidated information. At June 30, 2022, Tier 1 leverage ratio, Tier 1 risk based capital ratio, and total risk-based capital ratios were 8.97%, 11.21%, and 12.14% respectively for the Company.  All pro forma amounts relate to the one-time, non-cash executive stock transfer which occurred in September 2019. These amounts remove the compensation expense and related tax impact from net income. See detail and reconciliation on slide 18 of this presentation.

 16  Non-GAAP Reconciliations

 Investment Portfolio  Available-for-Sale Securities Portfolio  Dollars are in millions.  All of our mortgage-backed securities and collateralized mortgage obligations are issued and/or guaranteed by U.S. government agencies or U.S. government-sponsored entities.  Total investment securities of $185 million as of June 30, 2022  17  Weighted Average Duration : 3.4 Years  Book Yield: 1.72%  (1)

 18  2019 Pro Forma Net Income Reconciliation   On September 5, 2019, our largest shareholders, the Haines Family Trusts, contributed approximately 6.5% of their shares (656,925 shares) to the Company.  Subsequently, the Company immediately issued those shares to certain executive officers, which was charged as compensation expense of $11.8 million, including payroll taxes, through the income statement of the Company. Additionally, at the discretion of the employees receiving shares to assist in paying tax withholdings, 149,425 shares were withheld and subsequently canceled, resulting in a charge to retained earnings of $2.6 million.

 19  Legal Information and Disclaimer  This presentation and oral statements made regarding the subject of this presentation contain forward-looking statements. These forward-looking statements are subject to significant uncertainties because they are based upon: the amount and timing of future changes in interest rates, market behavior, and other economic conditions; future laws, regulations, and accounting principles; changes in regulatory standards and examination policies, and a variety of other matters. These other matters include, among other things, the impact of COVID-19 on the United States economy and our operations, the direct and indirect effect of economic conditions on interest rates, credit quality, loan demand, liquidity, and monetary and supervisory policies of banking regulators. These forward-looking statements reflect Bank7 Corp.’s current views with respect to, among other things, future events and Bank7 Corp.’s financial performance. Any statements about Bank7 Corp.’s expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. Any or all of the forward-looking statements in (or conveyed orally regarding) this presentation may turn out to be inaccurate. The inclusion of or reference to forward-looking information in this presentation should not be regarded as a representation by Bank7 Corp. or any other person that the future plans, estimates or expectations contemplated by Bank7 Corp. will be achieved. Bank7 Corp. has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that Bank7 Corp. believes may affect its financial condition, results of operations, business strategy and financial needs. Bank7 Corp.’s actual results could differ materially from those anticipated in such forward-looking statements as a result of risks, uncertainties and assumptions that are difficult to predict. If one or more events related to these or other risks or uncertainties materialize, or if Bank7 Corp.’s underlying assumptions prove to be incorrect, actual results may differ materially from what Bank7 Corp. anticipates. You are cautioned not to place undue reliance on forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made and Bank7 Corp. undertakes no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as may be required by law. All forward-looking statements herein are qualified by these cautionary statements.     Within this presentation, we reference certain market, industry and demographic data, forecasts and other statistical information. We have obtained this data, forecasts and information from various independent, third party industry sources and publications. Nothing in the data, forecasts or information used or derived from third party sources should be construed as advice. Some data and other information are also based on our good faith estimates, which are derived from our review of industry publications and surveys and independent sources. We believe that these sources and estimates are reliable, but have not independently verified them. Statements as to our market position are based on market data currently available to us. Although we are not aware of any misstatements regarding the economic, employment, industry and other market data presented herein, these estimates involve inherent risks and uncertainties and are based on assumptions that are subject to change.     This presentation includes certain non-GAAP financial measures, including pro forma net income, tax-adjusted net income, tax-adjusted earnings per share, tax-adjusted return on average assets and tax-adjusted return on average shareholders’ equity. These non-GAAP financial measures and any other non-GAAP financial measures that we discuss in this presentation should not be considered in isolation, and should be considered as additions to, and not substitutes for or superior to, measures of financial performance prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of Bank7 Corp.’s non-GAAP financial measures as tools for comparison. See the table in the appendix of this presentation for a reconciliation of the non-GAAP financial measures used in (or conveyed orally during) this presentation to their most directly comparable GAAP financial measures.